UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(a) of
              the Securities Exchange Act of 1934


                        Date of Report

                        November 20, 2001

                   COMPUDYNE CORPORATION
                   ---------------------
  (Exact name of registrant as specified in its charter)

                           NEVADA
                           ------
 (State or other jurisdiction of incorporation or organization)

        1-4245                             23-1408659
        ------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)


    7249 National Drive
    Hanover, Maryland                                     21076
    -----------------                                     -----
(Address of principal executive office)                (Zip code)


         Registrant's telephone number, including area code
                           (410) 712-0275


ITEM 5.   OTHER EVENTS

     The Registrant announced yesterday that it has completed the placement of a $25 million credit facility with PNC Bank, N.A., a portion of which will be used to finance capital expenditures for the expansion of its Bullet, Blast and Attack Protection Division.

     The new credit facility replaces one with LaSalle Bank, Chicago.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed and filed on its behalf by the undersigned hereto duly authorized.


Date: November 20, 2001


                               COMPUDYNE CORPORATION



                               By:---------/s/-------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer



                         INDEX TO EXHIBITS


Exhibit 10 - Credit Agreement by and among CompuDyne Corporation, its
             Subsidiaries, as Guarantors, certain Banks party thereto, and PNC Bank, National Association, as Agent, dated
             November 16, 2001.

Exhibit 99 - Press Release of the Registrant dated November 19, 2001.